EXHIBIT 99.1

GEE Group Acquires Atlanta-Based Staffing Solutions Company Hornet Staffing, Inc.

Accretive Tuck-In Acquisition Deepens Company’s MSP & VMS Service Capacity and Adds Offshore Recruiting Capability

Jacksonville, FL, January 6, 2025 /Accesswire/ – GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the “Company,” “GEE Group,” “our” or “we”), a provider of professional staffing services and human resource solutions, today announced that, effective January 3, 2025, it has acquired Hornet Staffing , Inc. (“Hornet”), an Atlanta-based provider of staff augmentation services with national service capability. Hornet provides staffing solutions to many markets serving large scale, “blue chip” companies in the information technology (“IT”), professional and customer service staffing verticals. The acquisition is expected to be accretive to earnings and generate solid adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA, a non-GAAP financial measure). Under the terms of the sale and purchase agreement, GEE Group acquired 100% of the Hornet common stock for consideration including cash and seller financing. Other terms of the transaction were not disclosed. Larry Bruce, Managing Director and Founder, will continue in his current capacity at Hornet and join the GEE Group National Sales Team to work with and assist all of the Company’s vertical leaders with new business development.

The Hornet acquisition enhances GEE Group’ s ability to compete more effectively and will help the Company secure new business from Fortune 1000 and other large users of contingent and outsourced labor. Its workforce solutions include significant expertise in working with managed service providers (“MSP”) and vendor management systems (“VMS”). According to Staffing Industry Analysts (“SIA”) “Workforce Solutions Buyer Survey”, approximately 58% among companies with one thousand employees or more engage a third-party firm to manage their staffing providers. These large businesses spend for contingent labor is typically managed by MSP and VMS providers which are evolving rapidly, driven by the increasing complexity of workforce management and to achieve economies of scale in today’s business environment. In 2023 according to SIA, the global MSP/VMS market accounted for approximately $222 billion of temporary staffing spend under management.

In light of the aforementioned trends and in order to compete more efficiently and effectively on these and other engagements, staffing agencies are turning to offshore recruiting models which continue to gain momentum as an increasing number of organizations turn to MSP and VMS for managing their contract labor providers. According to SIA, offshore recruiting teams located in cost-effective regions of the world provide significant cost savings and can help reduce operational expenses by up to approximately 70%, without compromising on quality. Hornet has adopted this method of recruiting which provides for faster hiring cycles tapping a vast, global talent pool; and, coupled with round-the-clock recruitment efforts, offshore recruiting can reduce hiring timelines by up to 40%, allowing staffing firms to attract top talent ahead of competitors. GEE Group plans to continue its on-shore relationship based recruitment for select customers and leverage Hornet’s offshore recruiting capability with its state of the art technology across all of its staffing verticals on MSP, VMS and other large enterprise engagements. This gives the Company the flexibility and scalability to adjust hiring volumes based on project needs, ensuring efficiency without sacrificing quality.

Management Comments

Chairman and Chief Executive Officer of GEE Group Inc., Derek Dewan, commented, “We are pleased to announce this strategic acquisition which will broaden GEE Group’s service capacity nationwide and enhance its ability to compete on and win large scale MSP and VMS staffing business. Hornet, led by its Managing Director and Founder, Larry Bruce, together with his on-shore and off-shore teams, brings to our Company significant staffing industry experience with extensive knowledge on serving large companies and managing high volume staffing engagements.”

Larry Bruce said, “I am thrilled to be joining GEE Group with its broad geographic coverage and its expansive range of human resources solutions and service offerings. We are excited to join forces with the Company to leverage our resources and expertise and cross-sell our service capability, particularly to large companies using MSP and VMS staffing models. Our teams look forward to working with all of the Company’s brand and vertical leaders to grow the combined organization and accelerate revenue growth and profitability.”

Mr. Dewan, added, “We are pleased to announce this exciting acquisition that will be accretive to earnings and generate solid non-GAAP adjusted EBITDA as well broaden our service capability, particularly to the Fortune 1000 and other large organizations. The acquisition fits within our strategic growth strategy, which includes making prudent investments to fuel both organic and acquisition growth. The Company has a strong balance sheet with a current ratio of 3.8 and substantial liquidity resources, both in cash and borrowing capacity. We will continue to seek acquisitions that fit our criteria and to deploy GEE Group's capital judiciously, with the primary objective of maximizing shareholder value.”

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Hornet Staffing, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include without limitation information relating to our intended share repurchases, the amount and timing of share repurchases, the possibility that the share repurchase program may be discontinued or suspended, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly “coronavirus” (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@geegroup.com

SOURCE: GEE Group Inc.

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